UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 4, 2022

Universal Logistics Holdings, Inc.

(Exact name of registrant as specified in its charter)

Michigan	0-51142	38-3640097
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12755 E. Nine Mile Road, Warren, Michigan

(Address of principal executive offices)

48089

(Zip Code)

(586) 920-0100

(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	ULH	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 2.02 Results of Operations and Financial Condition.

On May 5, 2022, the Company issued a press release announcing the Company's financial and operating results for the thirteen weeks ended April 2, 2022, a copy of which is furnished as Exhibit 99.1 to this Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company’s shareholders considered three proposals at its 2022 Annual Meeting of Shareholders held May 4, 2022. Each of the proposals is described in the Company’s Proxy Statement. A total of 26,298,860 shares, or 98.11% of the total shares outstanding, were represented in person or by proxy at the 2022 Annual Meeting. The final results of votes with respect to the proposals submitted for shareholder vote at the 2022 Annual Meeting are set forth below.

Proposal 1—Election of Directors

The Company’s shareholders elected for a one-year term each person nominated for election as a director as set forth in the Proxy Statement. The following table sets forth the vote of the shareholders at the meeting with respect to the election of directors:

	For	Withheld
Grant E. Belanger	22,057,372	3,569,712
Frederick P. Calderone	22,254,147	3,372,937
Daniel J. Deane	21,935,880	3,691,204
Clarence W. Gooden	23,029,820	2,597,264
Matthew J. Moroun	21,315,466	4,311,618
Matthew T. Moroun	21,192,967	4,434,117
Tim Phillips	21,316,851	4,310,233
Michael A. Regan	23,029,720	2,597,364
Richard P. Urban	20,805,771	4,821,313
H.E. “Scott” Wolfe	22,260,883	3,366,201

There were 671,776 broker non-votes with respect to this proposal.

Proposal 2—Ratification of Appointment of Independent Registered Public Accountants

The Company’s shareholders voted upon and approved the ratification of the appointment of Grant Thornton LLP to serve as the Company’s independent registered public accountants for the year ending December 31, 2022. The votes on this proposal were as follows:

For	Against	Abstain
26,219,383	78,788	689

There were no broker non-votes with respect to this proposal.

Proposal 3—Approval of Amendment to the 2014 Amended and Restated Stock Incentive Plan

The Company’s shareholders voted upon and approved an amendment to the 2014 Amended and Restated Stock Incentive Plan to increase the number of shares of common stock authorized for issuance under the plan by 200,000 shares. The votes on this proposal were as follows:

For	Against	Abstain
23,412,303	2,200,027	14,754

There were 671,776 broker non-votes with respect to this proposal.

No additional business or other matters came before the meeting or any adjournment thereof.

Item 7.01 Regulation FD Disclosure.

On May 5, 2022, the Company issued a press release announcing that the Company’s Board of Directors declared a cash dividend of $0.105 per share of common stock. The dividend is payable on July 5, 2022 to shareholders of record on June 6, 2022. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated May 5, 2022.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UNIVERSAL LOGISTICS HOLDINGS, INC.

Date: May 5, 2022	/s/ Steven Fitzpatrick
Steven Fitzpatrick
Secretary